Exhibit 10.3

元豪电子大楼租赁合同补充协议

Amendment to Yuanhao Building Lease Agreements

上海元豪电子有限公司，法定地址：上海市松江出口加工区三庄路18弄8号（“甲方”）

Shanghai Yuanhao Electronic Co. Ltd., Address: #8, Lane 8, SanZhuang Rd, Songjiang Export Processing District, Shanghai. (Party A)

上海凯虹科技电子有限公司，法定地址：上海市松江出口加工区三庄路18弄1号（“乙方”）

DSH, Address: #1, Lane 8, SanZhuang Rd, Songjiang Export Processing District, Shanghai. (Party B)

甲方和乙方合称为双方，分别称为甲乙一方。

Party A and Party B are collectively referred to as the Parties, respectively, a Party.

鉴于甲乙双方就元豪电子1，2号大楼以及配电房/动力房， 发电机房，混气站等签署相关租赁合同（“租赁合同”）;

WHEREAS the Parties have signed lease agreements relating to the Yuanhao Building #1, #2,  Power Distribution Room / Power Room, Generator Room, Gas Mixing Station and so on ("Lease Agreements”);

鉴于甲乙双方同意修改租赁合同，根据有关法律规定，甲乙双方经平等友好协商，一致同意订立如下条款，作为对租赁合同的修改和补充：

WHEREAS the Parties agree to amend the Lease Agreements, pursuant to the relevant laws, Party A and Party B have agreed to enter into the following clauses of this amendment agreement as amendment and supplement to the Lease Agreements as follows:

Exhibit 10.3

1.	甲方和乙方之间在本修改协议生效前的所有的有效租赁合同（包括但不限于化学品仓库和2000/2500KVA电力房的租赁合同），除另有特别约定外（如涵盖在租赁合同LE-0701的五层宿舍楼，2F-3F，DSH#2大楼），所有租赁期一律修改为5年，从2019年1月1 日起至2023年12月31 日止。原相关租赁合同有关期间部分，也相应修改。

1. All valid lease agreements between Party A and Party B prior to this amendment agreement (including but not limited to the lease agreements relating to chemical warehouses and 2000/2500kva power rooms), unless otherwise specified (such as the five-floor Dormitory Building, 2F-3F, DSH #2 Building covered in the lease agreement of LE-0701), all lease term are hereby modified to 5 years, beginning from January 1, 2019 to December 31, 2023. The relevant portion(s) of the original related leasing agreements shall also be amended accordingly.

2.	除租赁合同另有约定外，出租方的相关税费，包括但不限于房产税，所得税，印花税，按政府规定，应由甲方负责承担。

2. Unless otherwise specified in the lease agreements, the Part A shall be responsible to all related taxes, including but not limited to property tax, income tax, the stamp duty according to government regulations.

2.1

为避免混淆，双方重申本修改协议生效前的化学品仓库和2000/2500KVA电力房的租赁合同除了延长租赁期外，其他的相关费用不变，具体如下：For the purpose of avoiding confusion, the Parties hereby reaffirm that the lease agreements for chemical warehouses and 2000/2500kva power rooms prior to the commencement of this amendment agreement will not change except for the extended lease period, as follows:

2.1(1) 化学品仓库，租赁期限修改为2019年1月1 日起至2023年12月31 日，每月租金（含房产税）84,669人民币。每月场地使用费（含房产税）1,685.32人民币。

2.1(1) chemical warehouses, the term will be revised as from January 1, 2019 to December 31, 2023, monthly rent (including property tax): RMB

Exhibit 10.3

84,669. Monthly facilities use fees (including property tax): RMB 1,685.32.

2.1(2) 2000/2500KVA电力房，租赁期限修改为2019年1月1 日起至2023年12月31 日，每月租金（含房产税）21,197人民币。每月场地使用费（含房产税）1,421.41人民币。

2.1(2) 2000/2500kva power rooms, the term will be revised as from January 1, 2019 to December 31, 2023, monthly rent (including property tax): RMB 21,197. Monthly facilities use fees (including property tax): RMB 1,421.41.

3.	原租赁合同关于租金和场地使用费部分删除，修改如下：（关于租金和场地使用费部分，在执行过程中，如有疑义，双方应以诚实信用原则，参照附件一的Excel文件处理）。

3. The rent of each lease agreement shall be modified as follows: (in case of any dispute relating to the amount of the rent, during the course of performance of this amendment agreement, the Parties shall act in the principle of good faith by referring to the excel sheet within the Annex I).

a.	一号楼1F-3F（合同编号SKE-LE-0404/0404-02）：每月租金 299,146.45人民币。1F-3F, Building #1 (Agreement docket number SKE-LE-0404/0404-02): monthly rent, RMB 299,146.45.
b.	配电房/动力房（合同编号SKE-LE-0404/0404-02）：每月租金 31,489.88人民币。Power Distribution Room / Power Room (Agreement docket number SKE-LE-0404/0404-02): monthly rent, RMB 31,489.88.
c.	发电机房（合同编号SKE-LE-0407）：每月租金3,601.57人民币。Generator Room (Agreement docket number SKE-LE-0404/0404-02): monthly rent, RMB 31,489.88.
d.	混气站（合同编号SKE-LE-0404-02）：每月租金4,211.90人民币。Gas Mixing Station (Agreement docket number SKE-LE-0404/0404-02): monthly rent, RMB 4,211.90.

Exhibit 10.3

e.	一号楼大堂（合同编号SKE-LE-0407/0404-02）：每月租金2,442.69人民币。Lobby, Building #1 (Agreement docket number SKE-LE-0404/0404-02): monthly rent, RMB 2,442.69.
f.	一号楼4F/5F（合同编号SKE-LE-0407-01）：每月租金236,846.27人民币。4F/5F Building #1 (Agreement docket number SKE-LE-0407-01): monthly rent, RMB 236,846.27.
g.	场地使用费-4F/5F（合同编号SKE-LE-0407-01）：每月租金9,510.12人民币。Facility Use Fees-4F/5F (Agreement docket number SKE-LE-0407-01): monthly rent, RMB 9,510.12.
h.	场地使用费-1F-3F（合同编号SKE-LE-0407/0404-02）：每月租金15,680.66人民币。Facility Use Fees-1F-3F (Agreement docket number SKE-LE-0407/0404-02): monthly rent, RMB 15,680.66.

4.	原租赁合同关于物业管理费 （含化学品仓库和2000/2500KVA电力房），修改为每月总计99,695.73人民币。

4.  The property management fees (including chemical warehouses and 2000/2500kva power rooms) shall be revised as a total of 99,695.73 per month.

5.	租赁合同其他部分和条款不变。

5. All the other terms and conditions remain the same.

甲方：上海元豪电子有限公司乙方：上海凯虹科技电子有限公司

授权代表签名：授权代表签名：

公司印章: 公司印章:

日期：日期：

Exhibit 10.3

Party A: Shanghai Yuanhao Elec. Co. Ltd.Party B: DSH

Duly Authorized Representative: Duly Authorized Representative:

/s/ Xuejun Qiu /s/ Justin Kong

Company Stamp: Company Stamp:

Date:Date: